Pension liability - Components of changes in Plan Assets and Benefit Obligations recognized in Other Comprehensive Income/ (Loss) (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net actuarial loss (gain)	$ 1,467	$ 2,104	$ 3,046
Prior service cost (credit)	0	0	0
Amortization of actuarial loss	184	116	47
Total defined benefit plan adjustments net of tax $0	637	942	(425)
Recognized In Other Comprehensive Income/ (Loss)
Net actuarial loss (gain)	(581)	234	1,101
Prior service cost (credit)	276	1,133	(1,020)
Amortization of actuarial loss	942	(425)	(506)
Total defined benefit plan adjustments net of tax $0	$ 637	$ 942	$ (425)